SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2004

STEINWAY MUSICAL INSTRUMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(781) 894-9770

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 5, 2004, Steinway Musical Instruments, Inc. issued a press release announcing its earnings for the quarter and six months ended June 30, 2004.  The press release is attached hereto as Exhibit 99.1.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release dated August 5, 2004 regarding Steinway Musical Instruments, Inc.’s results for the quarter and six months ended June 30, 2004.

SIGNATURES

 Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 5, 2004	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

	Name:	Dana D. Messina
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 5, 2004 regarding Steinway Musical Instruments, Inc.’s results for the quarter and six months ended June 30, 2004.